Exhibit 10.1

NEXT FRONTIER PHARMACEUTICAL, Inc.

Secured NOTE Purchase Agreement

This Secured Note Purchase Agreement (this “Agreement”) is made as of December __, 2021 (the “Effective Date”) by and among Next Frontier Pharmaceuticals, Inc., a Delaware corporation (the “Company”), the undersigned purchaser (the “Purchaser”).

Whereas, the Company has authorized the sale and issuance of a $10,200,000 (the “Loan Amount”) Secured Promissory Note in substantially the form attached hereto as Exhibit A (the “Note”);

Whereas, the Purchasers desire to purchase from the Company, and the Company desires to sell to the Purchasers, the Note on the terms set forth in this Agreement;

Whereas, in order to induce the Purchasers to extend the loans evidenced by the Note, the Company, the Company’s parent company, Next Frontier Holdings, Inc., a Delaware corporation (“NFH”), and the Company’s subsidiary companies, Benuvia Manufacturing, Inc., a Delaware corporation (“BM”), Benuvia Therapeutics, LLC, a Delaware limited liability company (“BT”), Benuvia Manufacturing, LLC, a Delaware limited liability company (“BM LLC”), and Benuvia Therapeutics IP LLC, a Delaware limited liability company (“BT IP LLC”) have each agreed to execute and deliver to the Purchasers certain Security Agreements each in substantially the form attached hereto as Exhibit B (together, the “Security Agreements”) to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note.

Whereas, as a condition precedent to extending the loans evidenced by the Note, (i) NFH, BM, BT, BM LLC and BT IP LLC have each agreed to execute and deliver to the Purchaser certain Guaranty Agreements each in substantially the form attached hereto as Exhibit C (together, the “Guaranty Agreements”), and (ii) NFH and the Company have each agreed to execute and deliver to the Purchaser certain Pledge and Escrow Agreements in substantially the form attached hereto as Exhibit D (together, the “Pledge Agreements”), to secure the prompt payment, performance and discharge in full of all of the Company’s obligations under the Note.

Now, Therefore, in consideration of the foregoing, and the representations, warranties, covenants and conditions set forth below, the Company and the Purchaser, intending to be legally bound, hereby agree as follows:

1. Sale and Issuance of Note.

1.1. The Note. Subject to the terms of this Agreement, at the Closing (as defined below), the Purchaser shall lend to the Company the Loan Amount against the issuance and delivery by the Company of a Note in an aggregate principal amount equal to such Purchaser’s Loan Amount.

1.2. Closing Date. The closing of the sale and purchase of the Note (the “Closing”) shall be held on the Effective Date (the “Closing Date”).

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1.3. Deliveries. On or prior to the Closing:

(a) the Purchaser shall deliver or cause to be delivered to the Company the following: (i) this Agreement, duly executed by such Purchaser, (ii) a wire transfer of funds in the amount of the Loan Amount (iii) the Security Agreement, duly executed by the Purchaser, (iv) the Pledge and Escrow Agreements, duly executed by the Purchaser and (v) such other documents related to the transactions contemplated by the Transaction Agreements as the Company or its counsel may reasonably request;

(b) the Company shall deliver or cause to be delivered to the Purchaser participating in such Closing, (i) this Agreement, duly executed by the Company, (ii) the Note purchased by the Purchaser hereunder, duly executed by the Company, (iii) the Security Agreement, duly executed by the Company, (iv) the Pledge Agreement, duly executed by the Company, (v) such other documents relating to the transactions contemplated by the Transaction Agreements as the Purchaser or its counsel may reasonably request; and

(c) (i) NFH, BM, BT, BM LLC and BT IP LLC shall each deliver or cause to be delivered to the Purchaser a Guaranty Agreement and a Security Agreement, duly executed by NFH, BM, BT, BM LLC and BT IP LLC; (ii) NFH shall deliver or cause to be delivered to the Purchaser the Pledge Agreement, duly executed by NFH, pledging its shares or membership interests in BT and BM; and BT and BM shall deliver or cause to be delivered to the Purchaser the Pledge Agreement, duly executed by BT and BM, pledging its membership interests in BM LLC and BT IP LLC, and (iii) such other documents related to the transactions contemplated by the Transaction Agreements as the Purchaser or its counsel may reasonably request; and

1.4. Closing Conditions. The Purchasers’ obligations to purchase the Note at the Closing are subject to delivery of the documents described above and the satisfaction, at or prior to the applicable Closing Date, of the following conditions:

(a) Representations and Warranties True. The representations and warranties made by the Company in Section 2 hereof shall be true and correct in all material respects as of the Closing Date with the same force and effect as if they had been made as of the Closing Date, and the Company shall have performed or observed all obligations and conditions herein required to be performed or observed by it on or prior to the Closing;

(b) Legal Investment. On the Closing Date, the sale and issuance of the Note shall be legally permitted by all laws and regulations to which the Purchaser and the Company are subject;

(c) Consents, Permits and Waivers. The Company, NFH, BM, BT, BM LLC and BT IP LLC shall have obtained any and all board resolutions, consents, permits, waivers, subordinations, and lien searches necessary or appropriate for consummation of the transactions contemplated by this Agreement; and

(d) Proceedings and Documents. All proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to the Purchasers.

1.5. Acknowledgements Regarding the Note. The Company and the Purchaser acknowledge and agree that: (i) the Purchaser has not rendered any services to the Company in connection with this Agreement; (ii) the aggregate fair market value of the Note is equal to the Loan Amount; (iii) all tax returns and other information returns of the Company and the Purchaser relative to this Agreement and the Note issued pursuant hereto shall consistently reflect the acknowledgements set forth in this Section.

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2. Representations, Warranties and Covenants of the Company. The Company represents and warrants to the Purchasers that the statements in this Section 2 are true, complete and correct, in all material respects, as of the Closing Date (unless the particular statement speaks expressly as of another date, in which case it is true, complete and correct, in all material respects, as of such other date), subject, in any case, to the exceptions provided in the Company Disclosure Schedule attached as Exhibit E to this Agreement (the “Company Disclosure Schedule”), with specific reference to the sections hereof to which such exception relates, provided that the inclusion of an item as an exception or qualification to one section of this Agreement shall cause that item to be an exception or qualification only to another section of this Agreement if it is reasonably clear on its face, upon reading of the disclosure without any independent knowledge on the part of the reader regarding the matter disclosed, that such disclosure is responsive to such section:

2.1. Organization, Good Standing and Corporate Power. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. The Company has all requisite corporate power to execute and deliver this Agreement, to issue the Note and to carry out and perform its obligations under the terms of the Transaction Agreements (as defined in the Note).

2.2. Authorization. All corporate action on the part of the Company, its directors and its stockholders necessary for the authorization, execution, delivery and performance of the Transaction Agreements by the Company, including the issuance and delivery of the Note, has been taken. Each Transaction Agreement, when executed and delivered by the Company, shall constitute the valid and binding obligation of the Company, enforceable in accordance with its terms except (i) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (iii) to the extent the indemnification provisions contained in any Transaction Agreement may be limited by applicable federal or state securities laws. The Note will be (i) issued in compliance with all applicable federal and state securities laws, and (ii) free of any liens or encumbrances, other than the Permitted Indebtedness and Permitted Liens (as defined in the Security Agreement), and other than any liens or encumbrances created by or imposed upon the Purchasers through no action of the Company; provided, however, that the Note may be subject to restrictions on transfer as set forth in the Transaction Agreements or otherwise provided under state and/or federal securities laws. The issuance of the Note will not violate any preemptive rights or rights of first refusal granted by the Company.

2.3. Valid Issuance of the Note. The Note upon issuance in accordance with the Transaction Agreements will be duly authorized and validly issued, fully paid, and nonassessable, and will be free of any liens, encumbrances, or restrictions on transfer (other than those set forth in the Transaction Agreements or otherwise provided by applicable federal or state securities laws).

2.4. Governmental Consents. Assuming the accuracy of the representations made by the Purchasers in Section 3 of this Agreement, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Note or the consummation of any other transaction contemplated by the Transaction Agreements.

2.5. Offering Valid. Assuming the accuracy of the representations and warranties of the Purchasers contained in Section 3 hereof, the offer, sale and issuance of the Note in accordance with the Transaction Agreements will be exempt from the registration requirements of the Securities Act, and will have been registered or qualified (or are exempt from registration and qualification) under the registration, permit or qualification requirements of all applicable state securities laws. Neither the Company nor any agent on its behalf has solicited or will solicit any offers to sell or has offered to sell or will offer to sell all or any part of the Note to any individual, partnership, corporation (including a business trust), joint stock company, limited liability company, unincorporated association, joint venture or other entity or governmental authority (each, a “Person”) so as to bring the sale of such Note by the Company within the registration provisions of the Securities Act or any state securities laws.

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2.6. Compliance with Other Instruments. The Company is not in violation or default (i) of any provisions of its certificate of incorporation or bylaws, (ii) of any instrument, judgment, order, writ or decree, (iii) under any note, indenture or mortgage, or (iv) under any lease, agreement, contract or purchase order to which it is a party or by which it is bound that is required to be listed on the Company Disclosure Schedule, or (v) to the Company’s knowledge, of any provision of federal or state statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the business, assets (including intangible assets), liabilities, financial condition, property, or results of operations of the Company (a “Material Adverse Effect”), other than the U.S. Controlled Substances Act, as amended, and the rules and regulations promulgated thereunder. The Company has complied, and is now complying, with all applicable state, county and local statutes, rules and regulations regarding the cultivation, distribution, transport, storage, manufacturing, processing, testing or sale of cannabis and cannabis products and has not received any written communication from any governmental authority relating to any examination, audit, inquiry or alleged violation of such state, county or local statute, rule or regulation or deficiency in the Company’s policies or procedures. The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement will not result in any such violation or be in conflict with or constitute, with or without the passage of time and giving of notice, either (i) a default under any such provision, instrument, judgment, order, writ, decree, contract or agreement; or (ii) an event which results in the creation of any lien, charge or encumbrance upon any assets of the Company or the suspension, revocation, forfeiture, or nonrenewal of any material permit or license applicable to the Company.

2.7. Bad Actor Matters. No “bad actor” disqualifying event described in Rule 506(d)(1)(i)-(viii) of the Securities Act (a “Disqualification Event”) is applicable to the Company or, to the Company’s knowledge, any person listed in the first paragraph of Rule 506(d)(a) (a “Company Covered Person”), except for a Disqualification Event as to which Rule 506(d)(2)(ii–iv) or (d)(3), is applicable.

2.8. Subsidiaries.

(a) Section 2.8(a) of the Company Disclosure Schedule sets forth for each Subsidiary of the Company (each “Company Subsidiary”), its name, type of entity, jurisdiction, the number and type of its outstanding equity securities, the current ownership of such equity interests and the names of its directors, managers and officers. For purposes of this Agreement, “Subsidiary” means any corporation, association, partnership or other business entity of which more than 50% of the total voting power of shares of capital stock or other interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers, general partners or trustees thereof is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries of the Company, or (iii) one or more Subsidiaries of the Company.

(b) Each Company Subsidiary is directly and wholly owned by the Company and all of the capital stock or similar equity securities of each Subsidiary are owned free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, other than restrictions on transfer under applicable state and federal securities laws and liens or encumbrances created by or imposed by this Agreement. All issued and outstanding capital stock or similar equity securities of each Subsidiary were duly authorized and validly issued and, to the extent applicable, are fully paid and non-assessable, and were not issued in violation of any applicable law or preemptive rights. There are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem, issue, grant or otherwise acquire any capital stock or similar equity securities of any Subsidiary or any other securities of any Subsidiary. No Subsidiary is party to any outstanding offer, option, warrant, call, put, purchase, exchange, equity appreciation, phantom stock, profit participation, subscription or similar commitment that obligates it to issue, sell, convert, register, vote, transfer, repurchase or redeem any capital stock, or similar equity securities. No Subsidiary has issued and outstanding any securities convertible into the equity of such Subsidiary.

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(c) Other than the Company Subsidiaries, the Company does not, directly or indirectly (including through one or more Company Subsidiaries), own any equity in any other Person.

(d) The Company is not a participant in any joint venture, partnership or similar arrangement.

2.9. Litigation. There is no claim, action, suit, proceeding, arbitration, complaint, charge or investigation pending or to the Company’s knowledge, currently threatened in writing (i) against the Company or any officer or director of the Company arising out of their employment or board relationship with the Company; (ii) that questions the validity of the Transaction Agreements or the right of the Company to enter into them, or to consummate the transactions contemplated by the Transaction Agreements; or (iii) to the Company’s knowledge, that would reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect. Neither the Company nor, to the Company’s knowledge, any of its officers or directors is a party or is named as subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality (in the case of officers or directors, such as would affect the Company). There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate. The foregoing includes, without limitation, actions, suits, proceedings or investigations pending or threatened in writing (or any basis therefor known to the Company) involving the prior employment of any of the Company’s employees, their services provided in connection with the Company’s business, any information or techniques allegedly proprietary to any of their former employers or their obligations under any agreements with prior employers.

2.10. Intellectual Property. The Company owns or possesses or believes it can acquire on commercially reasonable terms sufficient legal rights to all Intellectual Property (as defined in the Security Agreement) used by the Company in the conduct of its business as now conducted and as presently proposed to be conducted without any known conflict with, or infringement of, the rights of others, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past. To the Company’s knowledge, no product or service marketed or sold (or proposed to be marketed or sold) by the Company violates or will violate any license or infringes or will infringe any intellectual property rights of any other Person. Other than with respect to commercially available software products under standard end-user object code license agreements, there are no outstanding options, licenses, agreements, claims, encumbrances or shared ownership interests of any kind relating to the Company’s Intellectual Property, nor is the Company bound by or a party to any options, licenses or agreements of any kind with respect to the patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses, information, proprietary rights and processes of any other Person. The Company has not received any communications alleging that the Company has violated, or by conducting its business, would violate any of the patents, trademarks, service marks, tradenames, copyrights, trade secrets, mask works or other proprietary rights or processes of any other Person. The Company has obtained and possesses valid licenses to use all of the software programs present on the computers and other software-enabled electronic devices that it owns or leases or that it has otherwise provided to its employees for their use in connection with the Company’s business. To the Company’s knowledge, it will not be necessary to use any inventions of any of its employees or consultants (or Persons it currently intends to hire) made prior to their employment by the Company, including prior employees or consultants, or academic or medical institutions with which any of them may be affiliated now or may have been affiliated in the past. Each employee and consultant has assigned to the Company all intellectual property rights he or she owns that are related to the Company’s business as now conducted and as presently proposed to be conducted and all intellectual property rights that he, she or it solely or jointly conceived, reduced to practice, developed or made during the period of his, her or its employment or consulting relationship with the Company that (a) relate, at the time of conception, reduction to practice, development, or making of such intellectual property right, to the Company’s business as then conducted or as then proposed to be conducted, (b) were developed on any amount of the Company’s time or with the use of any of the Company’s equipment, supplies, facilities or information or (c) resulted from the performance of services for the Company. The Company Disclosure Schedule lists all patents, patent applications, trademarks, trademark applications, service marks, service mark applications, tradenames, copyrights, and licenses to and under any of the foregoing, in each case owned by the Company. For purposes of this Section 2.10, the Company shall be deemed to have knowledge of a patent right if the Company has actual knowledge of the patent right or would be found to be on notice of such patent right as determined by reference to United States patent laws. No government funding, facilities of a university, college, other educational institution or research center, or funding from third parties was used in the development of any Intellectual Property of the Company. No Person who was involved in, or who contributed to, the creation or development of any Intellectual Property of the Company has performed services for the government, university, college, or other educational institution or research center in a manner that would affect Company’s rights in any Intellectual Property of the Company.

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2.11. Agreements; Actions.

(a) Except for the Transaction Agreements or as provided in Section 2.11 of the Company Disclosure Schedule, there are no agreements, understandings, instruments, contracts or proposed transactions to which the Company is a party or by which it is bound that involve (i) obligations (contingent or otherwise) of, or payments to, the Company in excess of $100,000, (ii) the license of any patent, copyright, trademark, trade secret or other proprietary right to or from the Company, (iii) the grant of rights to manufacture, produce, assemble, license, market, or sell its products to any other Person that limit the Company’s exclusive right to develop, manufacture, assemble, distribute, market or sell its products, or (iv) indemnification by the Company with respect to infringements of proprietary rights.

(b) Except as provided in Section 2.11 of the Company Disclosure Schedule, the Company has not (i) declared or paid any dividends, or authorized or made any distribution upon or with respect to any class or series of its capital stock, (ii) incurred any indebtedness for money borrowed or incurred any other liabilities individually in excess of $100,000 (iii) made any loans or advances to any Person, other than ordinary advances for travel expenses, or (iv) sold, exchanged or otherwise disposed of any of its assets or rights, other than the sale of its inventory in the ordinary course of business. For the purposes of Sections 2.12(a) and 2.12(b), all indebtedness, liabilities, agreements, understandings, instruments, contracts and proposed transactions involving the same Person (including Persons the Company has reason to believe are affiliated with each other) shall be aggregated for the purpose of meeting the individual minimum dollar amounts of such Section.

(c) The Company is not a guarantor or indemnitor of any indebtedness of any other Person.

2.12. Certain Transactions.

(a) Other than (i) standard employee benefits generally made available to all employees, (ii) standard director and officer indemnification agreements approved by Company’s Board of Directors, and (iii) the purchase of shares of Common Stock and the issuance of options to purchase shares of Common Stock, in each instance, approved in the written minutes of Company’s Board of Directors made available to the Purchasers, there are no agreements, understandings or proposed transactions between Company and any of its officers, directors or consultants, or any Affiliate thereof. For purposes of this Agreement, “Affiliate” means, with respect to any specified Person, any other Person who, directly or indirectly, controls, is controlled by, or is under common control with such Person, including, without limitation, any general partner, managing member, officer, director or trustee of such Person, or any venture capital fund or registered investment company now or hereafter existing that is controlled by one or more general partners, managing members or investment advisers of, or shares the same management company or investment adviser with, such Person.

(b) The Company is not indebted, directly or indirectly, to any of its directors, officers or employees or to their respective spouses or children or to any Affiliate of any of the foregoing, other than in connection with expenses or advances of expenses incurred in the ordinary course of business or employee relocation expenses and for other customary employee benefits made generally available to all employees. None of the Company’s directors, officers or employees, or any members of their immediate families, or any Affiliate of the foregoing are, directly or indirectly, indebted to Company or to Company’s knowledge, have any (i) material commercial, industrial, banking, consulting, legal, accounting, charitable or familial relationship with any of Company’s customers, suppliers, service providers, joint venture partners, licensees and competitors, (ii) direct or indirect ownership interest in any firm or corporation with which Company is affiliated or with which Company has a business relationship, or any firm or corporation which competes with Company except that directors, officers, employees or stockholders of Company may own stock in (but not exceeding two percent (2%) of the outstanding capital stock of) publicly traded companies that may compete with Company; or (iii) financial interest in any material contract with Company.

2.13. Property. Except as provided in Section 2.13 of the Company Disclosure Schedule, the property and assets that the Company owns are free and clear of all mortgages, deeds of trust, liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets. With respect to the property and assets it leases, the Company is in compliance with such leases and holds a valid leasehold interest free of any liens, claims or encumbrances other than those of the lessors of such property or assets. The Company does not own any real property.

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2.14. Financial Statements. The Company has delivered to the Purchasers its unaudited financial statements as of September 30, 2021 and for the fiscal year ended December 31, 2020 and its unaudited financial statements (including balance sheet, income statement and statement of cash flows) as of September 30, 2021 and for the nine-month period ended September 30, 2021 (collectively, the “Company Financial Statements”). The Company Financial Statements have been prepared in accordance with GAAP applied on a consistent basis throughout the periods indicated, except that the unaudited Company Financial Statements may not contain all footnotes required by GAAP. The Company Financial Statements fairly present in all material respects the financial condition and operating results of Company as of the dates, and for the periods, indicated therein, subject in the case of the unaudited Company Financial Statements to normal year-end audit adjustments. Except as set forth in the Company Financial Statements, the Company has no material liabilities or obligations, contingent or otherwise, other than (i) liabilities incurred in the ordinary course of business subsequent to September 30, 2021; (ii) obligations under contracts and commitments incurred in the ordinary course of business; and (iii) liabilities and obligations of a type or nature not required under GAAP to be reflected in the Company Financial Statements, which, in all such cases, individually and in the aggregate would not have a Material Adverse Effect. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with GAAP.

2.15. Changes. Since September 30, 2021, there has not been:

(a) any change in the assets, liabilities, financial condition or operating results of the Company from that reflected in the Company Financial Statements, except changes in the ordinary course of business that have not caused, in the aggregate, a Material Adverse Effect;

(b) any damage, destruction or loss, whether or not covered by insurance, that would have a Material Adverse Effect;

(c) any waiver or compromise by the Company of a valuable right or of a material debt owed to it;

(d) any satisfaction or discharge of any lien, claim, or encumbrance or payment of any obligation by the Company, except in the ordinary course of business and the satisfaction or discharge of which would not have a Material Adverse Effect;

(e) any material change to a material contract or agreement by which the Company or any of its assets is bound or subject;

(f) any material change in any compensation arrangement or agreement with any employee, officer, director or stockholder of the Company;

(g) any resignation or termination of employment of any officer of the Company;

(h) any mortgage, pledge, transfer of a security interest in, or lien, created by the Company, with respect to any of its material properties or assets, except liens for taxes not yet due or payable and liens that arise in the ordinary course of business and do not materially impair the Company’s ownership or use of such property or assets;

(i) any loans or guarantees made by the Company to or for the benefit of its employees, officers or directors, or any members of their immediate families, other than travel advances and other advances made in the ordinary course of its business;

(j) any declaration, setting aside or payment or other distribution in respect of any of the Company’s capital stock, or any direct or indirect redemption, purchase, or other acquisition of any of such stock by the Company;

(k) any sale, assignment or transfer of any Intellectual Property of the Company that could reasonably be expected to result in a Material Adverse Effect;

(l) receipt of notice that there has been a loss of, or material order cancellation by, any major customer of the Company;

(m) to the Company’s knowledge, any other event or condition of any character, other than events affecting the economy or the Company’s industry generally, that could reasonably be expected to result in a Material Adverse Effect; or

(n) any arrangement or commitment by the Company to do any of the acts described in this Section 2.15.

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2.16. Employee Matters.

(a) To the Company’s knowledge, none of the Company’s employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would materially interfere with such employee’s ability to promote the interest of the Company or that would conflict with the Company’s business. Neither the execution or delivery of this Agreement, nor the carrying on of the Company’s business by the employees of the Company, nor the conduct of the Company’s business as now conducted and as presently proposed to be conducted, will, to the Company’s knowledge, conflict with or result in a breach of the terms, conditions, or provisions of, or constitute a default under, any contract, covenant or instrument under which any such employee is now obligated.

(b) The Company is not delinquent in payments to any of its employees, consultants, or independent contractors for any wages, salaries, commissions, bonuses, or other direct compensation for any service performed for it to the date hereof or amounts required to be reimbursed to such employees, consultants or independent contractors. The Company has complied in all material respects with all applicable state and federal equal employment opportunity laws and with other laws related to employment, including those related to wages, hours, worker classification and collective bargaining. The Company has withheld and paid to the appropriate governmental entity or is holding for payment not yet due to such governmental entity all amounts required to be withheld from employees of the Company and is not liable for any arrears of wages, taxes, penalties or other sums for failure to comply with any of the foregoing.

(c) To the Company’s knowledge, no officer of the Company intends to terminate employment with the Company or is otherwise likely to become unavailable to continue as an officer. The Company does not have a present intention to terminate the employment of any officer of the Company. The employment of each officer and employee of the Company is terminable at the will of the Company. Except as set forth in the Company Disclosure Schedule or as required by law, upon termination of the employment of any such employees, no severance or other payments will become due. Except as set forth in the Company Disclosure Schedule, the Company has no policy, practice, plan or program of paying severance pay or any form of severance compensation in connection with the termination of employment services.

(d) The Company has not made any representations regarding equity incentives to any officer, employee, director or consultant that are inconsistent with the share amounts and terms set forth in the minutes of meetings of the Board of Directors of Company.

(e) There are no employee benefit plans maintained, established or sponsored by the Company, or which the Company participates in or contributes to, which is subject to ERISA.

(f) The Company is not bound by or subject to (and none of its assets or properties is bound by or subject to) any written or oral, express or implied, contract, commitment or arrangement with any labor union, and no labor union has requested or, to the Company’s knowledge, has sought to represent any of the employees, representatives or agents of the Company. There is no strike or other labor dispute involving the Company pending, or to the Company’s knowledge, threatened, which could have a Material Adverse Effect, nor is the Company aware of any labor organization activity involving its employees.

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(g) To the Company’s knowledge, none of the officers or directors of the Company has been (a) subject to voluntary or involuntary petition under the federal bankruptcy laws or any state insolvency law or the appointment of a receiver, fiscal agent or similar officer by a court for his or her business or property; (b) convicted in a criminal proceeding or named as a subject of a pending criminal proceeding (excluding traffic violations and other minor offenses); (c) subject to any order, judgment or decree (not subsequently reversed, suspended, or vacated) of any court of competent jurisdiction permanently or temporarily enjoining him or her from engaging, or otherwise imposing limits or conditions on his or her engagement in any securities, investment advisory, banking, insurance, or other type of business or acting as an officer or director of a public company; or (d) found by a court of competent jurisdiction in a civil action or by the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated any federal or state securities, commodities, or unfair trade practices law, which such judgment or finding has not been subsequently reversed, suspended, or vacated.

2.17. Tax Returns and Payments. There are no federal, state, county, local or foreign taxes due and payable by the Company which have not been timely paid. There are no accrued and unpaid federal, state, country, local or foreign taxes of the Company which are due, whether or not assessed or disputed. There have been no examinations or audits of any tax returns or reports by any applicable federal, state, local or foreign governmental agency. The Company has duly and timely filed all federal, state, county, local and foreign tax returns required to have been filed by it and there are in effect no waivers of applicable statutes of limitations with respect to taxes for any year.

2.18. Insurance. The Company has in full force and effect insurance policies concerning such casualties as would be reasonable and customary for companies like the Company, with extended coverage, sufficient in amount (subject to reasonable deductions) to allow it to replace any of its properties that might be damaged or destroyed.

2.19. Employee Agreements. Each current and former employee and officer of the Company, and each current and former consultant of the Company who either alone or in concert with others has developed, invented, programmed or designed any Intellectual Property of the Company has executed an agreement with the Company regarding confidentiality and proprietary information substantially in the form or forms made available to the Purchasers (the “Company Confidential Information Agreements”). No current or former officer of the Company has excluded works or inventions from his or her assignment of inventions pursuant to such officer’s Company Confidential Information Agreement. The Company Confidential Information Agreements for each current and former officer of the Company contains a non-solicitation agreement. The Company is not aware that any of its officers is in violation of any agreement covered by this Section 2.20.

2.20. Permits. The Company has all franchises, permits, licenses and any similar authority necessary for the conduct of its business, the lack of which could reasonably be expected to have a Material Adverse Effect. The Company is not in default in any material respect under any of such franchises, permits, licenses or other similar authority.

2.21. Corporate Documents. The Company’s certificate of incorporation and bylaws are in the form provided to the Purchasers. The copy of the minute books of the Company made available to the Purchasers contains minutes of all meetings of directors and stockholders of the Company and all actions by written consent without a meeting by the directors and stockholders of the Company since the date of incorporation and accurately reflects in all material respects all actions by the directors (and any committee of directors) and stockholders of the Company with respect to all transactions referred to in such minutes.

2.22. 83(b) Elections. To the Company’s knowledge, all elections and notices under Section 83(b) of the Code have been or will be timely filed by all individuals who have acquired unvested shares of Common Stock of the Company.

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2.23. Real Property Holding Corporation. The Company is not now and has never been a “United States real property holding corporation” as defined in the Code and any applicable regulations promulgated thereunder. The Company has filed with the Internal Revenue Service all statements, if any, with its United States income tax returns which are required under such regulations.

2.24. Environmental and Safety Laws. Except as could not reasonably be expected to have a Material Adverse Effect to the best of its knowledge (a) the Company is and has been in compliance with all Environmental Laws; (b) there has been no release or to the Company’s knowledge threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a “Hazardous Substance”), on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company; (c) there have been no Hazardous Substances generated by the Company that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local “superfund” site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States; and (d) there are no underground storage tanks located on, no polychlorinated biphenyls (“PCBs”) or PCB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company, except for the storage of hazardous waste in compliance with Environmental Laws. The Company has made available to the Purchasers true and complete copies of all material environmental records, reports, notifications, certificates of need, permits, pending permit applications, correspondence, engineering studies and environmental studies or assessments. For purposes of this Agreement, “Environmental Laws” means any law, regulation, or other applicable requirement relating to (a) releases or threatened release of Hazardous Substance; (b) pollution or protection of employee health or safety, public health or the environment; or (c) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

2.25. Disclosure. No representation or warranty of the Company contained in this Agreement, as qualified by the Company Disclosure Schedule, and no certificate furnished or to be furnished to the Purchasers at the Closing contains any untrue statement of a material fact or, to the Company’s knowledge, omits to state a material fact necessary in order to make the statements contained herein or therein not misleading in light of the circumstances under which they were made.

2.26. Foreign Corrupt Practices Act. Neither the Company nor any of its directors, officers, employees or agents have, directly or indirectly, made, offered, promised or authorized any payment or gift of any money or anything of value to or for the benefit of any “foreign official” (as such term is defined in the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”)), foreign political party or official thereof or candidate for foreign political office for the purpose of (i) influencing any official act or decision of such official, party or candidate, (ii) inducing such official, party or candidate to use his, her or its influence to affect any act or decision of a foreign governmental authority, or (iii) securing any improper advantage, in the case of (i), (ii) and (iii) above in order to assist the Company or any of its affiliates in obtaining or retaining business for or with, or directing business to, any Person. Neither the Company nor any of its directors, officers, employees or agents have made or authorized any bribe, rebate, payoff, influence payment, kickback or other unlawful payment of funds or received or retained any funds in violation of any law, rule or regulation. The Company further represents that it has maintained, and has caused each of its subsidiaries and affiliates to maintain, systems of internal controls (including, but not limited to, accounting systems, purchasing systems and billing systems) and written policies to ensure compliance with the FCPA or any other applicable anti-bribery or anti-corruption law, and to ensure that all books and records of the Company accurately and fairly reflect, in reasonable detail, all transactions and dispositions of funds and assets. Neither the Company nor any of its officers, directors or employees are the subject of any allegation, voluntary disclosure, investigation, prosecution or other enforcement action related to the FCPA or any other anti-corruption law (collectively, “Enforcement Action”).

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3. Representations and Warranties of the Purchasers. Each Purchaser hereby represents and warrants to the Company, severally and not jointly, that:

3.1. Authorization. The Purchaser has full power and authority to enter into the Transaction Agreements to which the Purchaser is a party, each of which when executed and delivered by the Purchaser, will constitute valid and legally binding obligations of the Purchaser, enforceable in accordance with their terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) to the extent the indemnification provisions contained in any Transaction Agreement may be limited by applicable federal or state securities laws.

3.2. Purchase Entirely for Own Account. This Agreement is made with the Purchaser in reliance upon the Purchaser’s representation to the Company, which by the Purchaser’s execution of this Agreement, the Purchaser hereby confirms, that the Note is being acquired for investment for the Purchaser’s own account, not as a nominee or agent, and not with a view to the resale or distribution of any part thereof, and that the Purchaser has no present intention of selling, granting any participation in, or otherwise distributing the Securities. By executing this Agreement, the Purchaser further represents that the Purchaser does not presently have any contract, undertaking, agreement or arrangement with any Person to sell, transfer or grant participations to such Person or to any third Person, with respect to the Note.

3.3. No Public Market. The Purchaser understands that no public market now exists for the Securities, and that the Company has made no assurances that a public market will ever exist for the Securities.

3.4. Disclosure of Information. The Purchaser has had an opportunity to ask questions and receive answers from the Company, or is otherwise knowledgeable, regarding the terms and conditions of the offering of the Securities and the business, properties, prospects and financial condition of the Company. The Purchaser has received all information that the Purchaser has requested from the Company and that the Purchaser considers necessary or appropriate in deciding whether to consummate the transactions contemplated by the Loan Agreements.

3.5. Investment Experience. The Purchaser has experience investing in securities of companies in the development stage and acknowledges that it is able to fend for itself, can bear the economic risk of its investment and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment in the Securities. The Purchaser also represents that it has not been organized for the purpose of acquiring the Securities.

3.6. Restricted Securities. The Purchaser understands that the Securities have not been, and will not be, registered under the Securities Act, by reason of a specific exemption from the registration provisions of the Securities Act which depends upon, among other things, the bona fide nature of the investment intent and the accuracy of the Purchaser’s representations as expressed herein. The Purchaser understands that the Securities are “restricted securities” under applicable U.S. federal and state securities laws and that, pursuant to these laws, the Purchaser must hold the Securities indefinitely unless they are registered with the Securities and Exchange Commission and qualified by state authorities, or an exemption from such registration and qualification requirements is available. The Purchaser acknowledges that the Company has no obligation to register or qualify the Securities for resale. The Purchaser further acknowledges that if an exemption from registration or qualification is available, it may be conditioned on various requirements including, but not limited to, the time and manner of sale, the holding period for the Securities, and on requirements relating to the Company which are outside of the Purchaser’s control, and which the Company is under no obligation and may not be able to satisfy.

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3.7. Accredited Investor. The Purchaser is an “accredited investor” as defined in Rule 501(a) of Regulation D promulgated under the Securities Act.

3.8. Foreign Investors. If the Purchaser is not a United States person (as defined by Section 7701(a)(30) of the Code), the Purchaser hereby represents that it has satisfied itself as to the full observance of the laws of its jurisdiction in connection with any invitation to subscribe for the Securities or any use of the Transaction Agreements, including (i) the legal requirements within its jurisdiction for the purchase of the Securities, (ii) any foreign exchange restrictions applicable to such purchase, (iii) any governmental or other consents that may need to be obtained, and (iv) the income tax and other tax consequences, if any, that may be relevant to the purchase, holding, redemption, sale, or transfer of the Securities. The Purchaser’s subscription and payment for and continued beneficial ownership of the Securities will not violate any applicable securities or other laws of the Purchaser’s jurisdiction.

3.9. No General Solicitation. Neither the Purchaser, nor any of its officers, directors, employees, agents, stockholders or partners has either directly or indirectly, including, through a broker or finder (a) engaged in any general solicitation, or (b) published any advertisement in connection with the offer and sale of the Securities.

3.10. Residence. If the Purchaser is an individual, then the Purchaser resides in the state or province identified in the address of the Purchaser set forth on the signature page to this Agreement; if the Purchaser is a partnership, corporation, limited liability company or other entity, then the office or offices of the Purchaser in which its principal place of business is identified in the address or addresses of the Purchaser set forth on the signature page to this Agreement.

3.11. “Bad Actor” Matters. Purchaser hereby represents that no Disqualification Event is applicable to Purchaser or any of its Rule 506(d) Related Parties (as defined below), except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. Purchaser hereby agrees that it shall notify the Company promptly in writing in the event a Disqualification Event becomes applicable to Purchaser or any of its Rule 506(d) Related Parties, except, if applicable, for a Disqualification Event as to which Rule 506(d)(2)(ii) or (iii) or (d)(3) is applicable. For purposes of this Section 3.11, “Rule 506(d) Related Party” shall mean a person or entity that is a beneficial owner of Purchaser’s securities for purposes of Rule 506(d) of the Securities Act.

3.12. Tax Liability. The Purchaser understands that the Purchaser (and not the Company) shall be responsible for the Purchaser’s own tax liability that may arise as a result of the transactions contemplated by the Transaction Agreements.

4. Additional Covenants of the Company

4.1. Delivery of Financial Statements. The Company shall deliver to the Purchaser:

(a) as soon as practicable, but in any event within one hundred twenty (30) days after the end of the next fiscal year of the Company (i) a balance sheet as of the end of such year, (ii) statements of income and of cash flows for such year, (iii) a statement of stockholders’ equity as of the end of such year, all prepared in accordance with GAAP;

(b) such other information relating to the financial condition, business, prospects, or corporate affairs of the Company as any Purchaser may from time to time reasonably request; provided, however, that the Company shall not be obligated under this Section 4.1 to provide information (i) that the Company reasonably determines in good faith to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in a form acceptable to the Company); or (ii) the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

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If, for any period, the Company has any subsidiary whose accounts are consolidated with those of the Company, then in respect of such period the financial statements delivered pursuant to the foregoing sections shall be the consolidated and consolidating financial statements of the Company and all such consolidated subsidiaries.

4.2. Inspection. The Company shall permit the Purchaser, at the Company’s expense, to visit and inspect the Company’s properties; examine its books of account and records; and discuss the Company’s affairs, finances, and accounts with its officers, during normal business hours of the Company as may be reasonably requested by the Purchaser; provided, however, that the Company shall not be obligated pursuant to this Section to provide access to any information that it reasonably and in good faith considers to be a trade secret or confidential information (unless covered by an enforceable confidentiality agreement, in form acceptable to the Company) or the disclosure of which would adversely affect the attorney-client privilege between the Company and its counsel.

4.3. Other Covenants. For so long as any portion of the Note remains outstanding and unpaid, in whole or in part, the Company covenants and agrees as follows:

(a) Existence. The Company shall maintain its existence and good standing in its jurisdiction of formation and maintain qualification in each jurisdiction in which the failure to so qualify could have a material and adverse effect on the business, properties or financial condition of the Company.

(b) Compliance with Law. The Company shall comply with all laws, ordinances and regulations to which the Company and its property are subject, the noncompliance with which could have a material adverse effect on the business, properties or financial condition of the Company.

(c) Notification. The Company shall give written notice to the Purchaser of (i) any event which, with or without notice or passage of time or both would constitute an Event of Default (as defined in the Note), or the occurrence of an Event of Default within five (5) business days of becoming aware of the same, or (ii) any event which has had or would reasonably be expected to have a material adverse effect on the business, properties or financial condition of the Company.

(d) Use of Proceeds. The Company will use the proceeds from the sale of the Note for the acquisition of Benuvia Manufacturing, Inc. and Benuvia Therapeutics LLC .

(e) Prohibited Transactions. The Company shall not be permitted to assume any additional indebtedness other than Permitted Indebtedness or issue any equity or equity-linked securities without the written consent of the Purchaser.

(f) Post-Closing. Within ten (10) business days of the date hereof, the Company shall execute and shall cause Fog Break, LTD. (the “Landlord”) to execute a leasehold assignment and shall execute and cause the execution and delivery of such other documents and agreements from the Landlord as the Purchaser may reasonably request from time to time.

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4.4. Confidentiality. The Purchaser agrees that such Purchaser will keep confidential and will not disclose, divulge, or use for any purpose (other than to monitor its investment in the Company) any confidential information obtained from the Company pursuant to the terms of this Agreement, unless such confidential information (a) is known or becomes known to the public in general (other than as a result of a breach of this Section by the Purchaser), (b) is or has been independently developed or conceived by such Purchaser without use of the Company’s confidential information, or (c) is or has been made known or disclosed to such Purchaser by a third party without a breach of any obligation of confidentiality such third party may have to the Company; provided, however, that a Purchaser may disclose confidential information (i) to its attorneys, accountants, consultants, and other professionals to the extent necessary to obtain their services in connection with monitoring its investment in the Company; (ii) to any prospective purchaser of any Note, if such prospective purchaser agrees to be bound by the provisions of this Section; (iii) to any existing or prospective Affiliate, partner, member, stockholder, or wholly owned subsidiary of the Purchaser in the ordinary course of business, provided that the Purchaser informs such Person that such information is confidential and directs such Person to maintain the confidentiality of such information; or (iv) as may otherwise be required by law, regulation, rule, court order or subpoena, provided that such Purchaser promptly notifies the Company of such disclosure and takes reasonable steps to minimize the extent of any such required disclosure.

5. Miscellaneous.

5.1. Survival of Representations and Warranties. Unless otherwise set forth in this Agreement, the representations and warranties of the Company and the Purchaser contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing and shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Purchaser or the Company.

5.2. Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties. Nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

5.3. Indemnification of the Purchaser.

(a) The Company will indemnify and hold the Purchaser, its affiliates and their respective directors, officers, managers, shareholders, members, partners, employees, agents, and legal counsel and permitted successors and assigns (each, an “Investor Party”) harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation and defense (collectively, “Losses”) that any such Investor Party may suffer or incur as a result of or relating to:

(b) any breach or inaccuracy of any representation, warranty, covenant or agreement made by the Company in any Transaction Agreement;

(c) any misrepresentation made by the Company in any Transaction Agreement;

(d) any Proceeding before or by any court, public board, government agency, self-regulatory organization or body based upon, or resulting from the execution, delivery, performance or enforcement of any of the Transaction Agreement or the consummation of the transactions contemplated thereby, and whether or not Purchaser is party thereto by claim, counterclaim, crossclaim, as a defendant or otherwise, or if such proceeding is based upon, or results from, any of the items set forth above;

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(e) In addition to the indemnity contained herein, the Company will reimburse each Investor Party for its reasonable legal and other expenses (including the cost of any investigation, preparation and travel in connection therewith) incurred in connection therewith, as such expenses are incurred; and

(f) The provisions of this Section 5.3 shall survive the termination or expiration of this Agreement.

5.4. Set-Off. Purchaser may set off any of its obligations to the Company (whether or not due for payment), against any of the Company’s obligations to the Purchaser (whether or not due for payment) under this Agreement and/or any other Transaction Agreement. Purchaser may do anything necessary to effect any set-off undertaken in accordance with this Section.

5.5. Governing Law. This Agreement shall be governed by the internal laws of the State of New York, without regard to conflict of law principles that would result in the application of any law other than the law of the State of New York.

5.6. Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

5.7. Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

5.8. Notices. All notices and other communications given or made pursuant to this Agreement shall be in writing and shall be deemed effectively given upon the earlier of actual receipt, or (a) personal delivery to the party to be notified, (b) when sent, if sent by electronic mail or facsimile during normal business hours of the recipient, and if not sent during normal business hours, then on the recipient’s next business day, (c) five (5) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) one (1) business day after deposit with a nationally recognized overnight courier, freight prepaid, specifying next business day delivery, with written verification of receipt. All communications shall be sent to the respective parties at their address as set forth on the signature page or Schedule of Purchasers, or to such e-mail address, facsimile number or address as subsequently modified by written notice given in accordance with this Section.

5.9. Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

5.10. Delays or Omissions. No delay or omission to exercise any right, power or remedy accruing to any party under this Agreement, upon any breach or default of any other party under this Agreement, shall impair any such right, power or remedy of such non-breaching or non-defaulting party nor shall it be construed to be a waiver of any such breach or default, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any waiver of any single breach or default be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent or approval of any kind or character on the part of any party of any breach or default under this Agreement, or any waiver on the part of any party of any provisions or conditions of this Agreement, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

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5.11. Dispute Resolution. The parties (a) hereby irrevocably and unconditionally submit to the sole and exclusive jurisdiction of the state courts of the State of New York and to the jurisdiction of the United States District Court for the Southern District of New York for the purpose of any suit, action or other proceeding arising out of or based upon this Agreement, (b) agree not to commence any suit, action or other proceeding arising out of or based upon this Agreement except solely and exclusively in the state courts of the State of New York or the United States District Court for the Southern District of New York, and (c) hereby waive, and agree not to assert, by way of motion, as a defense, or otherwise, in any such suit, action or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that the suit, action or proceeding is brought in an inconvenient forum, that the venue of the suit, action or proceeding is improper or that this Agreement or the subject matter hereof may not be enforced in or by such court. EACH PARTY HEREBY WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AGREEMENT, THE OTHER TRANSACTION AGREEMENTS, THE SECURITIES OR THE SUBJECT MATTER HEREOF OR THEREOF. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER OF THIS TRANSACTION, INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS (INCLUDING NEGLIGENCE), BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. THIS SECTION HAS BEEN FULLY DISCUSSED BY EACH OF THE PARTIES HERETO AND THESE PROVISIONS WILL NOT BE SUBJECT TO ANY EXCEPTIONS. EACH PARTY HERETO HEREBY FURTHER WARRANTS AND REPRESENTS THAT SUCH PARTY HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT SUCH PARTY KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL.

5.12. Entire Agreement. The Transaction Agreements, together with the exhibits and schedules thereto, constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof, and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants and agreements except as specifically set forth in the Transaction Agreements.

[Signature Pages Follow]

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In Witness Whereof, the parties have executed this Secured Note Purchase Agreement as of the date first written above.

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NEXT FRONTIER PHARMACEUTICALS, INC.

SECURED NOTE PURCHASE AGREEMENT